UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): December 9, 2009

Bakers Footwear Group, Inc.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	000-50563 ------------------- (Commission File Number)	43-0577980 --------------------------- (I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

                On December 9, 2009, Bakers Footwear Group, Inc. (the “Company”) issued a press release (the “Press Release”) announcing financial results for the third quarter ended October 31, 2009, and comparable store sales results from November 1, 2009 through December 6, 2009. A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the Press Release contained herein is qualified in its entirety by the full text of such exhibit.  Also on December 9, 2009, certain members of the Company’s management team held a conference call to discuss earnings and operating results for the third quarter ended October 31, 2009. Excerpts from the conference call transcript are furnished as Exhibit 99.2 hereto and are incorporated by reference herein.

                This Form 8-K is filed solely to furnish the Press Release and excerpts from the conference call transcript to investors.

Item 7.01.  Regulation FD Disclosure.

                The information set forth under Item 2.02 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

                (d)  Exhibits.  See Exhibit Index.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: December 15, 2009	By:	/s/ Charles R. Daniel, III
Charles R. Daniel, III
Executive Vice President,
Chief Financial Officer,
Controller, Treasurer and
Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated December 9, 2009 relating to results for the third quarter of fiscal year 2009 and to comparable store sales from November 1, 2009 through December 6, 2009.

99.2	Excerpts from the transcript of the conference call held on December 9, 2009.